THE NOTTINGHAM INVESTMENT TRUST II

EARNEST PARTNERS FIXED INCOME TRUST

Prospectus Supplement

November 29, 2010

This Supplement to the Prospectus dated July 29, 2010 (“Prospectus”) for the EARNEST Partners Fixed Income Trust (“Fund”), a series of The Nottingham Investment Trust II, updates the Prospectus to include additional information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may also obtain additional copies of the Fund’s Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

The following revisions are being made to the Prospectus in order to reflect the additions of J. Ryan Kelly and Chloé R. Thompson to the Fund’s portfolio management team.

•	On page 6 of the Prospectus, the section entitled “Summary – Management – Portfolio Manager” is being amended to read as follows:

“Portfolio Manager.  The Fund is team-managed by Douglas S. Folk (Partner at the Advisor), Christopher J. Fitze (Analyst and Investment Manager at the Advisor), J. Ryan Kelly (Analyst and Investment Manager at the Advisor), and Chloé R. Thompson (Analyst and Investment Manager at the Advisor).  Mr. Folk has served as a portfolio manager for the Fund since 1998, Mr. Fitze has served as a portfolio manager since 2006, and J. Ryan Kelly and Chloé R. Thompson have served as portfolio managers since 2010.”

•	On pages 9 and 10 of the Prospectus, the second paragraph of the section entitled “Summary – Management – Portfolio Manager” is being amended to read as follows:

“EARNEST Partners, LLC, 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, was established in 1997 as a limited liability company organized under the laws of Georgia and was redomesticated to Delaware in 2007.  EARNEST Partners, LLC is owned approximately 87% by Westchester Limited, LLC, a Delaware limited liability company.  As of June 30, 2010, the Advisor had approximately $15 billion in assets under management and provides investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations.  The Fund is primarily managed by an investment team consisting of Douglas S. Folk, CFA, Christopher J. Fitze, CFA, J. Ryan Kelly, CFA, and Chloé R. Thompson, who are responsible for the day-to-day management of the Fund’s portfolio.  Mr. Folk is a Partner at the Advisor and became a portfolio manager of the Fund in 1998.  Mr. Folk has served

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as President of the Fund since 2004, and was Vice President of the Fund’s former advisor from 1996 until the acquisition in 1999.  Previously, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. Mr. Fitze has been an Analyst and Investment Manager at the Advisor since 2003 and became a portfolio manager of the Fund at the end of 2006.  Mr. Kelly has been an Analyst and Investment Manager at the Advisor since 2007 and became a portfolio manager of the Fund in 2010.  Mr. Kelly was an Account Manager at the Advisor from 2005 until 2007.  Previously, Mr. Kelly was employed with MetLife as a Case Writer in the Financial Planning department from 2004 to 2005. Ms. Thompson has been an Analyst and Investment Manager at the Advisor since 2008 and became a portfolio manager of the Fund in 2010.  Previously, Ms. Thompson was employed as a fixed income sector analyst at JPMorgan from 2006 to 2008.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.”

Investors Should Retain This Supplement for Future Reference

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THE NOTTINGHAM INVESTMENT TRUST II

EARNEST PARTNERS FIXED INCOME TRUST

Supplement to the
Statement of Additional Information

November 29, 2010

This Supplement to the Statement of Additional Information dated July 29, 2010 (“SAI”) for the EARNEST Partners Fixed Income Trust (“Fund”), a series of The Nottingham Investment Trust II (“Trust”), updates the SAI to include additional information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may also obtain additional copies of the Fund’s SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

The SAI is being updated in order to (i) to reflect the additions of J. Ryan Kelly and Chloé R. Thompson to the Fund’s portfolio management team and (ii) revise information on the trustees and officers.

•	The section on page 19 of the SAI entitled “Ownership of Fund Shares by Portfolio Managers” is being supplemented with the following information for J. Ryan Kelly and Chloé R. Thompson:

Ownership of Fund Shares by Portfolio Managers.  The table below shows the amount of Fund equity securities beneficially owned by J. Ryan Kelly and Chloé R. Thompson as of August 31, 2010 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
J. Ryan Kelly	A
Chloé R. Thompson	A

•	The section on page 19 of the SAI entitled “Other Accounts Managed by Portfolio Managers” is being supplemented with the following information for J. Ryan Kelly and Chloé R. Thompson:

Other Accounts Managed by Portfolio Managers.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, other accounts managed by J. Ryan Kelly and Chloé R. Thompson as of August 31, 2010.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets*
J. Ryan Kelly	1	212.2	3	49.8	78	4,124.8
Accounts where advisory fee is based upon account performance	0	0	0	0	0	0
Chloé R. Thompson	1	212.2	3	49.8	78	4,124.8
Accounts where advisory fee is based upon account performance	0	0	0	0	0	0

* In millions of dollars.

•	The information for Douglas S. Folk in the table on page 14 of the SAI under “Management and Other Service Providers – Trustees and Officers” is being revised to read as follows:

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Douglas S. Folk, 49 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, the Fund	Since 2004	Partner of EARNEST Partners, LLC.	n/a	n/a

Investors Should Retain This Supplement for Future Reference

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